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                                                                   EXHIBIT 10.15

CONFIDENTIAL TREATMENT REQUESTED

                          INTERIM COAL SUPPLY AGREEMENT

         THIS AGREEMENT is effective the 1st day of May, 2000, by and between SEMINOLE ELECTRIC COOPERATIVE, INC., a Florida corporation ("Seminole"), and ALLIANCE COAL, LLC, a Delaware limited liability company ("Alliance").

                                   WITNESSETH:

         WHEREAS, Seminole and Alliance are parties to a Restated and Amended Coal Supply Agreement dated as of February 1, 1986 and most recently amended by Amendment No. 1 as of May 10, 1996 ("Restated Agreement"), between Seminole and Alliance's predecessor in interest, MAPCO Coal, Inc. as agent for Webster County Coal, LLC and White County Coal, LLC, as successors-in-interest to Webster County Coal Corporation and White County Coal Corporation, respectively; and

-------------------------
****** denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission. Please note that pages 19-24 have been redacted pursuant to the confidential treatment request.


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         WHEREAS, the term of the Restated Agreement extends through ******; and

         WHEREAS, the parties desire to enter into this Agreement to establish terms and conditions to govern certain purchases and sales of coal pursuant to the Restated Agreement during the term hereof;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, including but not limited to the concurrent execution of those certain Arbitration Agreement and Agreement regarding the Terms and Conditions of Arbitration between Seminole and Mt. Vernon Transfer Terminal, LLC, a wholly-owned subsidiary of Alliance and successor-in-interest to Mt. Vernon Coal Transfer Company, dated as of April 12, 2000, respectively, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                TERM OF AGREEMENT

         The term of this Agreement shall commence as of May 1, 2000 and shall expire at midnight on ****** (the "Term"); PROVIDED, HOWEVER, that the provisions of Article VII, ******, shall be effective as of ******.




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                                   ARTICLE II

                       RELATIONSHIP TO RESTATED AGREEMENT

         2.1 Unless otherwise defined in this Agreement, capitalized terms used herein shall have the same meaning as in the Restated Agreement.

         2.2 Except as modified by or otherwise specifically provided in this Agreement, the Restated Agreement shall continue in full force and effect, and shall continue to apply to and govern the supply of coal by Alliance to Seminole during the Term hereof.

                                   ARTICLE III

                                  PRICE REVIEW

         3.1 Seminole and Alliance agree that the coal price review and adjustment pursuant to Sections 8.1 through 8.5 of the Restated Agreement which is scheduled to be effective as of January 1, 2001 shall be implemented as follows:

             (a) The new Base Price for coal from the Pattiki Mine shall be determined by ****** the Current Price for such coal as of October 1, 2000 by ****** percent (******%).

             (b) The new Base Price for coal from the Dotiki Mine shall be determined by ****** the Current Price for such coal as of October 1, 2000 by ****** percent (******%). An example of the application of this Section 3.1 is set forth in Exhibit A to this Agreement.




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         3.2 The New Base Cost Components for the new Base Prices established pursuant to Section 3.1 hereof shall be determined in accordance with Section
8.6 of the Restated Agreement.

         3.3 The new Base Prices established pursuant to Section 3.1 hereof shall be subject to adjustment pursuant to Sections 7.1 through 7.3 of the Restated Agreement commencing April 1, 2001 and shall be subject to adjustment pursuant to Sections 7.4 through 7.9 (as applicable) commencing January 1, 2001.

                                   ARTICLE IV

                                COAL SUBSTITUTION

         4.1 Definitions. As used herein:

             (a) "Dotiki Coal" shall mean coal supplied by Alliance from the Dotiki Mine which complies with the quality requirements for Dotiki Coal as set forth in Articles IX and X of the Restated Agreement.

             (b) "Pattiki Coal" shall mean coal supplied by Alliance from the Pattiki Mine which complies with the quality requirements for Pattiki Coal as set forth in Articles IX and X of the Restated Agreement.

             (c) "Dotiki Type Coal" shall mean coal supplied from any source other than the Dotiki Mine and which shall



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comply, on an individual trainload basis, with the minimum quality specifications for coal from the Dotiki Mine set forth in Section 10.2 of the Restated Agreement, and on a monthly weighted average basis comply with the following quality specifications:

                  Btu per pound                      ****** (minimum)
                  HGI Index                          ****** (minimum)
                  Ash content                        ****** (maximum)
                  Moisture content                   ****** (maximum)
                  Chlorine                           ****** (maximum)
                  Ash Fusion Temperature             ****** (minimum)
                  (fluid reducing)

             (d) "Pattiki Type Coal" shall mean coal supplied from any source other than the Pattiki Mine and which shall comply, on an individual trainload basis, with the minimum quality specifications for coal from the Pattiki Mine set forth in Section 10.2 of the Restated Agreement, and on a monthly weighted average basis comply with the following quality specifications:

                  Btu per pound                      ******(minimum)
                  HGI Index                          ******(minimum)
                  Ash content                        ******(maximum)
                  Moisture content                   ******(maximum)
                  Chlorine                           ******(maximum)
                  Ash Fusion Temperature             ******(minimum)
                  (fluid reducing)

             4.2 Coal Substitution. During the Term hereof, in fulfilling its obligations under Articles II, III and IV of the Restated Agreement, Alliance also shall comply with the following:

                  (a)  Alliance shall deliver at least ****** tons



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of either Dotiki Coal, or Dotiki Type Coal from any source other than the Dotiki
Mine, in each Contract Year, such deliveries to be scheduled ratably throughout the year.

             (b) Alliance may deliver up to ****** tons of either Pattiki Coal, or Pattiki Type Coal from any source other than the Pattiki Mine, in each Contract Year, such deliveries to be scheduled ratably throughout the year; PROVIDED, HOWEVER, that on an individual trainload basis, coal delivered pursuant to this Section 4.2(b) shall comply with the minimum quality specifications for coal from the Dotiki Mine set forth in Section 10.2 of the Restated Agreement, and the quality specifications for chlorine and ash fusion temperature set forth in Section 9.1 of the Restated Agreement.

             (c) The remaining balance of Alliance's annual coal delivery obligations under the Restated Agreement (up to a maximum of ****** tons per Contract Year) may be satisfied by deliveries of Pattiki Coal and/or Pattiki Type Coal from any source other than the Pattiki Mine, such deliveries to be scheduled ratably throughout the year.

             (d) Each trainload of Dotiki Type Coal shipped from a source other than the Dotiki Mine shall meet a hardness specification of at least ****** HGI. In the event that a trainload of Dotiki Type Coal shipped from a source other than the Dotiki Mine does not meet a minimum hardness standard of



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****** HGI, in lieu of rejection of the trainload by Seminole, Alliance may elect to redesignate the trainload as a shipment of either Pattiki Coal (if from the Pattiki Mine) or Pattiki Type Coal (if not from the Pattiki Mine), provided it otherwise meets the criteria of Section 4.1(d) hereof. Such shipment shall be accounted for as so redesignated.

         4.3 Source Schedules.

             (a) Alliance shall provide Seminole with a schedule of coal deliveries pursuant to Section 4.2 hereof for each Contract Year, by month and by mine source, not later than October 30 of the prior Contract Year. For purposes of the 2000 Contract Year, Alliance's schedule of coal deliveries and mine sources pursuant to Section 4.2 shall be provided to Seminole not later than five (5) business days subsequent to execution of this Agreement. In the event that Alliance subsequently desires to alter the monthly delivery schedule or a mine source under such schedule, it shall provide Seminole with sufficient advance notice of the change so as to not adversely impact Seminole's coal delivery and transportation schedules, or Seminole's coal stockpile management plan for the coal sources in question.

             (b) If, during the course of a Contract Year, Alliance proposes to change a coal source from a source which is then currently supplying, or scheduled to be the supply source under an agreement with a Seminole ****** customer, Seminole and




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Alliance shall consult with each other in good faith to develop a coal source substitution plan which satisfies both Alliance's supply source preference and Seminole's ****** arrangements. In the event that an agreement cannot be reached, any coal source change by Alliance shall be limited to sources within the same transportation or freight rate district as the ****** customer's then-current source, or another transportation or freight rate district which offers an equivalent or lower transportation cost to the ****** customer, such that the ****** customer's coal transportation cost per MMBtu would not be increased. The provisions of this Section 4.3(b) shall apply to a maximum of ****** tons of coal in any Contract Year.

             (c) If Seminole determines that the number or variety of coal sources proposed by Alliance pursuant to this Section 4.3 for a Contract Year, or a subsequent change in the number or variety of coal sources proposed by Alliance, cannot reasonably be accommodated through Seminole's reasonable management of its coal storage area, Seminole shall so advise Alliance and Alliance shall modify its proposed number or variety of coal sources in a manner consistent with Seminole's coal storage area capabilities.

             (d) If Alliance proposes to deliver coal under this Agreement from a source from which coal previously has not been burned successfully in Seminole's coal-fired generating



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plant, after reasonable determination, Seminole shall have the right to conduct a test burn of up to ****** tons of coal, prior to the commencement of regular deliveries from that source. If Seminole in its reasonable judgment determines that the coal can be burned satisfactorily for the operation of the plant, Seminole shall authorize Alliance to deliver additional coal from that source, subject to the quality, coal storage area management, and scheduling requirements of this Agreement.

             (e) Upon Seminole providing prior notice to Alliance and Alliance providing Seminole acknowledgment of receipt of such notice, Seminole shall have the right to inspect any coal source proposed by Alliance prior to the commencement of deliveries from that source, in order to ensure that such source's coal sampling, testing, weighing and loading procedures conform to the standards set forth in the Restated Agreement. Seminole shall have no obligation hereunder to accept shipments of coal from a source which does not conform to these standards.

             (f) For all coal to be delivered from the Dotiki Mine, the Pattiki Mine, or Alliance's Hopkins County Mine, the testing laboratories utilized to measure the hardness of the coal shall be instructed to utilize the ASTM standard 409-71 (revised 1978).



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                                   ARTICLE V

                             SUSPENSION OF SHIPMENTS

         5.1 Any other provision of this Agreement notwithstanding, in the event coal from a source other than the Dotiki Mine or the Pattiki Mine has unforeseen, adverse effects on the operation of Seminole's coal-fired electric generating plant, Seminole shall so notify Alliance and, at its option exercisable at or subsequent to the time of notification, may direct Alliance to suspend further shipments of coal from such source until Alliance can deliver coal from such source (or other source(s)) which does not adversely affect the operation of Seminole's plant. Upon notification by Seminole, Alliance immediately shall take reasonable and economically prudent measures to correct such conditions under its control so as to eliminate the cause of the adverse effect. If shipments have been suspended at Seminole's direction and Alliance believes it has corrected the condition, Alliance shall so notify Seminole and the parties shall arrange for a test shipment. If the results of the test shipment indicate that the coal can be burned satisfactorily, and that the adverse operational effects have been eliminated, then shipments from the subject source may be resumed by Alliance. If the test shows that the adverse effects persist, Alliance will make no further shipments from the subject source under this Agreement.

         5.2 The provisions of Section 5.1 notwithstanding, in



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the event that the coal delivered by Alliance in any month from a particular source fails to comply with the applicable quality specifications in Section 4.1 hereof on a monthly weighted average basis, Seminole shall so notify Alliance and, at its option exercisable at or subsequent to the time of notification, may direct Alliance to suspend further shipments of coal from such source until Alliance provides reasonable assurances that future shipments will meet the applicable coal quality specifications. Upon notification by Seminole, Alliance immediately shall take reasonable and economically prudent measures under its control to bring the coal into compliance with such specifications. If shipments have been suspended at Seminole's direction and Alliance believes that the coal will comply with the applicable quality specifications, Alliance shall so notify Seminole and the parties shall arrange for a test shipment. If the results of the test indicate that the coal complies with such quality specifications, then shipments from the subject source may be resumed by Alliance. However, if, after six (6) months from Seminole's initial notice, Alliance is unable to supply coal which meets the applicable quality specifications in Section 4.1 of this Agreement by economically prudent and reasonable measures, on a monthly weighted average basis, then the Restated Agreement shall terminate and neither party shall have any further rights or obligations thereunder



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other than with respect to performance required prior to such termination.

         5.3 The provisions of this Article V notwithstanding, the quality requirements and Seminole's rights concerning rejection, suspension and cancellation related to shipments of coal from the Dotiki Mine or the Pattiki Mine shall continue to be governed by applicable provisions of the Restated Agreement.

                                   ARTICLE VI

                             SUBSTITUTE COAL PRICING

         6.1 Dotiki Mine Coal or Pattiki Mine Coal. The price paid by Seminole for coal delivered under this Agreement by Alliance from the Dotiki Mine and/or the Pattiki Mine (as applicable) shall be determined in accordance with applicable terms of the Restated Agreement, subject to Article III and Section
6.3 of this Agreement.

         6.2 Dotiki Type Coal or Pattiki Type Coal. The prices paid by Seminole for Dotiki Type Coal and Pattiki Type Coal delivered under this Agreement by Alliance from sources other than the Dotiki Mine or the Pattiki Mine shall be determined as follows:

             (a) A nominal FOB mine billing price shall be calculated quarterly for each source of Dotiki Type Coal and for each source of Pattiki Type Coal based upon the nominal heat



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content (in Btus per pound) for each source. Such prices shall be those which yield an equivalent delivered cost per million Btus to coal as if delivered from the Dotiki Mine and/or the Pattiki Mine, respectively, calculated using the same procedures employed to determine delivered costs for purposes of establishing the Pattiki Substitute Coal Price under the Restated Agreement, specifically excluding any price ****** adjustment (initially established as $****** per ton). Examples of the calculation of quarterly nominal FOB mine billing prices for Dotiki Type Coal and for Pattiki Type Coal are set forth in Exhibit B to this Agreement.

             (b) The coal quality and weight of each trainload of coal shipped as Dotiki Coal or Dotiki Type Coal, or Pattiki Coal or Pattiki Type Coal, shall be determined in accordance with the provisions of the Restated Agreement applicable to Dotiki Coal and Pattiki Coal, and shall be used to calculate monthly weighted average quality statistics for sulfur, ash and moisture (expressed as percentages) in accordance with the Restated Agreement. Monthly premiums or penalties for ash and moisture content of all coal delivered by Alliance shall be determined pursuant to the provisions of the Restated Agreement applicable to Dotiki Coal and Pattiki Coal. Adjustments for sulfur content shall be in accordance with Section 6.3 hereof.

             (c) In addition to adjustments, premiums and



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penalties pursuant to Sections 6.2(b) and 6.3 hereof, an adjustment (calculated separately for each coal source) shall be made to compensate for the variation in heat content (i.e., Btus per pound) of coal delivered each month by Alliance, based upon the weighted average heat content (i.e., Btus per pound) of coal delivered from each source of Dotiki Type Coal and/or Pattiki Type Coal, compared to the nominal heat content (i.e., Btus per pound) described in Section 6.2(a) of this Agreement. This adjustment procedure is illustrated in Exhibit B to this Agreement.

             (d) Prices for Dotiki Type Coal and Pattiki Type Coal as determined pursuant to this Article VI shall be deemed inclusive of all taxes, fees or other assessments in connection with the mining, preparation or sale of coal hereunder (whether such tax, fee or assessment is levied upon Alliance or levied upon Seminole solely due to Dotiki Type Coal and Pattiki Type Coal being supplied from substitute sources other than the Dotiki Mine and/or the Pattiki
Mine), and shall constitute the entire consideration payable by Seminole for all coal delivered under this Agreement.

         6.3 Adjustments for Sulfur Content.

             (a) During the Term of this Agreement, Seminole's right to suspend coal shipments pursuant to the sulfur content provisions of Section 10.3(3) of the Restated Agreement shall be



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limited to circumstances in which the sulfur content exceeds ******% for more than ****** percent (******%) of the coal shipped by Alliance during a month. This provision shall not affect Seminole's right to reject individual shipments of coal pursuant to Section 10.2(3) of the Restated Agreement.

             (b) Subject to Section 6.3(a), above, in any calendar month during the Term of this Agreement in which the weighted average sulfur content of coal delivered by Alliance exceeds ******%, the following provisions shall apply:

                 (i) If the weighted average sulfur content is greater than ******% but less than or equal to ******%, Alliance shall pay a penalty for each ton of coal delivered during the month equal to $****** for each ****** percent (******%), or pro-rata fraction thereof, by which the sulfur content exceeds ******%.

                 (ii) If the weighted average sulfur content is greater than ******%, Alliance shall pay a penalty for each ton of coal delivered during the month equal to $****** for each ****** percent (******%), or pro-rata fraction thereof, by which the sulfur content exceeds ******%, and an additional $****** for each ****** percent (******%), or pro-rata fraction thereof, by which the sulfur content exceeds ******%. An example of the penalties described in this
Section 6.3(b) is set forth in Exhibit C hereto.




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             (c) The provisions of Sections 6.3(a) and (b) notwithstanding, should any regulatory authority having jurisdiction impose a rule or standard on Seminole's operation of its coal-fired electric generating plant that has the effect of prohibiting the use of coal having a sulfur content greater than ******%, or permitting such use only upon the adoption of procedures or installation of equipment that imposes additional cost on Seminole's operations, Seminole shall provide notice to Alliance as early as practicable but no later than thirty (30) days prior to the effective date of the prohibition or other regulation. Alliance may elect to compensate Seminole for the additional cost, and shall make payment as and when the expense is actually incurred by Seminole, attributable to such procedures or equipment necessary to enable Seminole to continue to use coal provided by Alliance with a sulfur content greater than ******%. In the event that Alliance declines to provide such compensation, then at Seminole's sole option the provisions of this Section 6.3 shall be void and of no further effect, and the sulfur content of all coal supplied by Alliance pursuant to this Agreement shall be subject to the provisions of Section 9.1 (for Dotiki Coal and Dotiki Type Coal), Section 9.2 (for Pattiki Coal and Pattiki Type Coal), and Section 9.3, Section 10.2(3), Section 10.3(3) and
Article XIV of the Restated Agreement for all coal.




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                                   ARTICLE VII

                                     ******

                                  ARTICLE VIII

                                     GENERAL

         8.1 Construction. The validity, construction and performance of this Agreement shall be determined in accordance with the laws of the State of Florida.

         8.2 Confidentiality. Except to the extent that disclosure is required by law, court order or applicable regulatory requirements, the provisions of this Agreement shall not be disclosed to or discussed with anyone other than the parties hereto, their respective officers, employees, agents and attorneys. Where disclosure hereof is required, the affected party shall give notice thereof to the other as far in advance as practicable, and shall take such reasonable actions as are available under applicable law to attempt to preserve the confidentiality of the material disclosed.

         8.3 Waiver. Unless otherwise provided herein, the failure of either party on one or more occasions to insist upon strict performance of the provisions of this Agreement or to avail itself of a right hereunder shall not be construed as a waiver of any such provisions or right in the future, but the same shall continue and remain in full force and effect for the duration of the Term hereof.




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         WHEREFORE, the parties by their undersigned, duly authorized representatives, have executed this Agreement as of the 13th day of April, 2000.

                                      SEMINOLE ELECTRIC COOPERATIVE, INC.

Attest:

/s/ Steve R. Shearer                By:     /s/ Richard J. Midulla
------------------------------------   ---------------------------

                                    Its:    Executive Vice President and
                                            General Manager

                                    ALLIANCE COAL, LLC

Attest:

/s/ Thomas L. Pearson               By:     /s/ Gary J. Rathburn
------------------------------------   -------------------------

                                    Its:     Senior Vice President -
                                        ----------------------------
                                             Marketing





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